UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2021
__________________________________________
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1947 Briarfield Boulevard
Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 893-5050
(Registrant’s telephone number, including area code)
__________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC
__________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On August 16, 2021, The Andersons, Inc. (the “Company”) entered into a definitive agreement (the "Purchase Agreement") with ITE Management affiliate American Industrial Transport, Inc. (the “Buyer”) under which the Buyer agreed to purchase the assets of the Company’s Rail Leasing business and assume certain liabilities for a purchase price of approximately $543 million, subject to working capital adjustments, paid in cash. The parties completed the transaction the same day as entering the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 is incorporated by reference herein.

Item 8.01 Other Events

The Company has issued a press release announcing the Purchase Agreement which is included as exhibit 99.1 and is incorporated herein by reference.

On August 20, 2021, the Board of Directors of the Company authorized a stock repurchase program pursuant to which the Company may repurchase up to $100 million of the Company’s outstanding common stock on or before August 20, 2024. Under the stock repurchase program, the Company may purchase shares of its common stock from time to time through various means, including open market transactions and privately negotiated transactions. Open market repurchases will be made in accordance with applicable securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and may be effected pursuant to Rule 10b5-1 under the Exchange Act. The manner, timing and amount of any stock repurchases will be determined by the Company’s management in its discretion based on its evaluation of various factors, including the trading price of the Company’s common stock, market and economic conditions, regulatory requirements and other corporate considerations. The stock repurchase program may be suspended or discontinued at any time.

A copy of the press release issued by the Company on August 20, 2021, announcing the stock repurchase program is included as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(b) Unaudited pro forma financial information of the Company to give effect to the sale is included in Exhibit 99.3 filed herewith and incorporated by reference into this Item 9.01.
(d) Exhibits:

Exhibit No.	Description

2.1	Asset Purchase Agreement dated August 16, 2021

99.1	Press release dated August 16, 2021

99.2	Press release dated August 20, 2021

99.3	Unaudited pro forma financial information of The Andersons, Inc.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

August 20, 2021	By:	/s/ Brian A. Valentine

Brian A. Valentine
Executive Vice President and Chief Financial Officer